SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549


                                   FORM 8-K



                                CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                 Date of Report (Date of earliest event reported):
                               August 5, 1998



                             NORWEST CORPORATION
           (Exact name of registrant as specified in its charter)


        Delaware                     1-2979               41-0449260
(State or other jurisdiction      (Commission            (IRS Employer
      of incorporation)           File Number)         Identification No.)


                     Norwest Center
                   Sixth and Marquette
                 Minneapolis, Minnesota                        55479
     (Address of principal executive offices)               (Zip Code)



   Registrant's telephone number, including area code:   612-667-1234

                                    Form 8-K

                               NORWEST CORPORATION

ITEM 5.    Other Events

On June 8, 1998, Norwest Corporation ("Norwest") announced it had entered into a definitive agreement for a merger of equals ("Merger") with Wells Fargo & Company ("Wells Fargo"). In accordance with the agreement, common stockholders of Wells Fargo will receive ten shares of Norwest common stock in exchange for each share of Wells Fargo common stock. The transaction is subject to customary stockholder and regulatory approval and is expected to close in the fourth quarter of 1998. The pending Merger is significant to the financial statements of Norwest, as specified in Rules 1-02(w) and 3-05 of Regulation S-
X.  Consequently, pro forma financial statements are presented herein under
Item 7 below.

ITEM 7.    Financial Statements, Pro Forma Financial Information and Exhibits

Pro forma Financial Information
The following unaudited pro forma condensed combined financial information and explanatory notes are presented to show the impact on the historical financial positions and results of operations of Norwest and Wells Fargo of the Merger under the "pooling of interests" method of accounting. The unaudited pro forma condensed combined financial information combines the historical financial information of Norwest and Wells Fargo as of March 31, 1998 and for the three months ended March 31, 1998 and 1997 and for the twelve-month periods ended December 31, 1997, 1996, and 1995, respectively. The unaudited pro forma condensed combined statements of income give effect to the Merger as if the Merger had been consummated at the beginning of the earliest period presented.

The pro forma condensed combined balance sheet assumes the Merger was consummated on March 31, 1998. The Merger, which is expected to be completed in the fourth quarter of 1998, provides for the exchange of ten shares of Norwest Common Stock for each outstanding share of Wells Fargo Common Stock. The pro forma condensed combined financial information as of March 31, 1998 and for the three months ended March 31, 1998 and 1997 and each of the years in the three-year period ended December 31, 1997 is based on and derived from, and should be read in conjunction with the historical consolidated financial statements and the related notes thereto of Norwest and Wells Fargo. The pro forma condensed combined financial statements do not give effect to anticipated cost savings or potential revenue enhancements in connection with the Merger.

The pro forma data are presented for comparative purposes only and are not necessarily indicative of the future financial position or results of operations of the combined company or of the combined financial position or the results of operations that would have been realized had the Merger been consummated during the periods or as of the dates for which the pro forma data are presented.

Exhibits

23.     Consent of KPMG Peat Marwick LLP.
99(a).  Wells Fargo & Company audited consolidated financial statements as of
          December 31, 1997 and 1996 and for the three-year period ended December 31, 1997 (incorporated by reference to Item 8 of the Wells Fargo & Company Annual Report on Form 10-K for the year ended December 31, 1997).
99(b).  Wells Fargo & Company unaudited consolidated financial statements as of
          March 31, 1998 and for the three months ended March 31, 1998 and
          1997 (incorporated by reference to Item 1 of the Wells Fargo & Company Quarterly Report on Form 10-Q for the quarter ended March 31,
          1998).
                                       2

                   NORWEST CORPORATION AND WELLS FARGO & COMPANY
                    UNAUDITED PRO FORMA COMBINED BALANCE SHEET
                                 AT MARCH 31, 1998
(in millions)
                                                 WELLS              PRO FORMA
                                      NORWEST    FARGO  ADJUSTMENTS  COMBINED
ASSETS
Cash and due from banks ...........   $ 4,674     8,303        -       12,977
Interest-bearing deposits .........        82        23        -          105
Federal funds sold and
  resale agreements ...............       373       111        -          484
Total cash and cash equivalents....     5,129     8,437        -       13,566
Trading account securities.........     1,412       721        -        2,133
Investment securities
  available for sale ..............    22,473     8,676        -       31,149
Investment securities .............       746       405        -        1,151
Total investment securities .......    23,219     9,081        -       32,300
Loans held for sale ...............     3,436     1,141        -        4,577
Mortgages held for sale ...........    12,031       378        -       12,409
Loans and leases, net of
  unearned discount ...............    42,162    62,985        -      105,147
Allowance for credit losses .......    (1,236)   (1,830)       -       (3,066)
Net loans and leases ..............    40,926    61,155        -      102,081
Premises and equipment, net .......     1,341     2,081     (105)       3,317
Mortgage servicing rights, net ....     2,811       303        -        3,114
Goodwill and intangible assets ....     1,094     8,771        -        9,865
Interest receivable
  and other assets ................     4,695     2,752        -        7,447
     Total assets .................   $96,094    94,820     (105)     190,809

LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits
  Noninterest-bearing .............   $18,606    24,421        -       43,027
  Interest-bearing ................    39,227    47,895        -       87,122
  Total deposits ..................    57,833    72,316        -      130,149
Short-term borrowings .............    14,234     1,392        -       15,626
Accrued expenses and
  other liabilities ...............     4,435     2,750      662        7,847
Long-term debt ....................    12,487     4,260        -       16,747
Guaranteed preferred
  beneficial interest in Wells
  Fargo subordinated debentures ...         -     1,299        -        1,299
Preferred stock ...................       186       275        -          461
Common stock ......................     1,282       426      995        2,703
Surplus ...........................       457     8,431     (995)       7,893
Retained earnings .................     5,190     3,615     (767)       8,038
Accumulated other
  comprehensive income ............       347        56        -          403
Notes receivable from ESOP ........        (8)        -        -           (8)
Treasury stock ....................      (349)        -        -         (349)
     Total stockholders' equity ...     7,105    12,803     (767)      19,141
     Total liabilities and
       Stockholders'equity ........   $96,094    94,820     (105)     190,809

The accompanying notes are an integral part of the unaudited pro forma combined financial information.

                  NORWEST CORPORATION AND WELLS FARGO & COMPANY
                 UNAUDITED PRO FORMA COMBINED STATEMENTS OF INCOME
                       THREE MONTHS ENDED MARCH 31, 1998

(in millions, except per share amounts)
                                                 WELLS             PRO FORMA
                                      NORWEST    FARGO ADJUSTMENTS  COMBINED
INTEREST INCOME ON
Loans and leases ...................   $1,185    1,476           -     2,661
Investment securities
  available for sale ...............      314      145           -       459
Investment securities ..............        7        6           -        13
Loans held for sale ................       70       21           -        91
Mortgages held for sale ...........       156       15           -       171
Money market investments ..........        12        6           -        18
Trading account securities ........        11       15           -        26
     Total interest income ........     1,755    1,684           -     3,439

INTEREST EXPENSE ON
Deposits ..........................       367      410           -       777
Short-term borrowings .............       124       47           -       171
Long-term debt ....................       197       75           -       272
Guaranteed preferred beneficial
  interest in Wells Fargo
  subordinated debentures .........         -       25           -        25
     Total interest expense .......       688      557           -     1,245
       Net interest income ........     1,067    1,127           -     2,194
Provision for credit losses .......       125      180           -       305
     Net interest income after
       provision for credit losses.       942      947           -     1,889

NON-INTEREST INCOME
Mortgage banking ..................       253       24           -       277
Trust and investment fees
  and commissions .................       124      135           -       259
Service charges and fees ..........       148      293           -       441
Credit card fee revenue ...........        33       87           -       120
Insurance .........................        95        -           -        95
Data processing ...................        17        -           -        17
Net investment securities
  available for sale gains ........         8        5           -        13
Net venture capital gains .........        59        -           -        59
Trading ...........................        24       20           -        44
Other .............................        49      150           -       199
     Total non-interest income ....       810      714           -     1,524

NON-INTEREST EXPENSES
Salaries and benefits .............       667      440          (2)    1,105
Net occupancy .....................        86      101           -       187
Equipment rentals, depreciation
  and maintenance .................        88       98           3       189
Business development ..............        66       37           -       103
Communication .....................        77       64           -       141
Data processing ...................        36       13           -        49
Intangible asset amortization .....        42      148           -       190
Other .............................       147      179           -       326
     Total non-interest expenses ..     1,209    1,080           1     2,290

                                       4
(Continued on page 5)

                    NORWEST CORPORATION AND WELLS FARGO & COMPANY
                  UNAUDITED PRO FORMA COMBINED STATEMENTS OF INCOME
                         THREE MONTHS ENDED MARCH 31, 1998

(in millions, except per share amounts)
                                                WELLS             PRO FORMA
                                     NORWEST    FARGO ADJUSTMENTS  COMBINED
(Continued from page 4)

INCOME BEFORE INCOME TAXES ........      543      581          (1)    1,123
Income tax expense ................      175      266           -       441
NET INCOME ........................   $  368      315          (1)      682


NET INCOME PER COMMON SHARE
Basic .............................    $0.48     3.62           -      0.42
Diluted ...........................     0.47     3.58           -      0.41

WEIGHTED AVERAGE COMMON AND
POTENTIAL COMMON SHARES
Basic .............................    757.7     85.8       772.2   1,615.7
Diluted ...........................    772.0     86.6       779.5   1,638.1

The accompanying notes are an integral part of the unaudited pro forma combined financial information.

                 NORWEST CORPORATION AND WELLS FARGO & COMPANY
               UNAUDITED PRO FORMA COMBINED STATEMENTS OF INCOME
                      THREE MONTHS ENDED MARCH 31, 1997

(in millions, except for per share amounts)
                                                 WELLS             PRO FORMA
                                     NORWEST     FARGO ADJUSTMENTS  COMBINED
INTEREST INCOME ON
Loans and leases ...................  $1,095     1,523           -     2,618
Investment securities available
  for sale .........................     326       208           -       534
Investment securities ..............       7         6           -        13
Loans held for sale ................      56        21           -        77
Mortgages held for sale ............      98         5           -       103
Money market investments ...........      20         5           -        25
Trading account securities .........       5         5           -        10
     Total interest income .........   1,607     1,773           -     3,380

INTEREST EXPENSE ON
Deposits ...........................     356       422           -       778
Short-term borrowings ..............      99        33           -       132
Long-term debt .....................     194        81           -       275
Guaranteed preferred beneficial
interest in Wells Fargo
  subordinated debentures ..........       -        25           -        25
  Total interest expense ...........     649       561           -     1,210
  Net interest income ..............     958     1,212           -     2,170
Provision for credit losses ........     109       105           -       214
     Net interest income after
        provision for credit losses .    849     1,107           -     1,956

NON-INTEREST INCOME
Mortgage banking ...................     222         6           -       228
Trust and investment fees
  and commission ...................     102       125           -       227
Service charges and fees ...........     134       291           -       425
Credit card fee revenue ............      28        67           -        95
Insurance ..........................      90         -           -        90
Data processing ....................      18         -           -        18
Net investment securities
  available for sale
  gains (losses) ...................      (4)        4           -         -
Net venture capital gains ..........      19         -           -        19
Trading ............................      25        16           -        41
Other ..............................      51       116           -       167
  Total non-interest income ........     685       625           -     1,310

NON-INTEREST EXPENSES
Salaries and benefits ..............     547       449          (2)      994
Net occupancy ......................      80       102           -       182
Equipment rentals, depreciation
  and maintenance ..................      82        94           3       179
Business development ...............      58        27           -        85
Communication ......................      72        82           -       154
Data processing ....................      45        13           -        58
Intangible asset amortization ......      40       153           -       193
Other ..............................     117       182           -       299
     Total non-interest expenses ...   1,041     1,102           1     2,144


                                       6
(continued on page 7)

                  NORWEST CORPORATION AND WELLS FARGO & COMPANY
                UNAUDITED PRO FORMA COMBINED STATEMENTS OF INCOME
                        THREE MONTHS ENDED MARCH 31, 1997

(in millions, except for per share amounts)
                                                 WELLS             PRO FORMA
                                     NORWEST     FARGO ADJUSTMENTS  COMBINED
(Continued from page 6)

INCOME BEFORE INCOME TAXES ........       493       630          (1)    1,122
Income tax expense ................       171       291           -       462
NET INCOME ........................    $  322       339          (1)      660


NET INCOME PER COMMON SHARE
Basic .............................     $0.43      3.62           -      0.39
Diluted ...........................      0.42      3.58           -      0.39

WEIGHTED AVERAGE COMMON AND
POTENTIAL COMMON SHARES
Basic .............................     745.6      90.8       817.4   1,653.8
Diluted ...........................     755.9      91.9       826.9   1,674.7

The accompanying notes are an integral part of the unaudited pro forma combined financial information.

                   NORWEST CORPORATION AND WELLS FARGO & COMPANY
                 UNAUDITED PRO FORMA COMBINED STATEMENTS OF INCOME
                         YEAR ENDED DECEMBER 31, 1997

(in millions, except for per share amounts)
                                                  WELLS              PRO FORMA
                                        NORWEST   FARGO ADJUSTMENTS   COMBINED
INTEREST INCOME ON
Loans and leases ....................    $4,553   5,986           -     10,539
Investment securities
  available for sale ................     1,331     732           -      2,063
Investment securities ...............        28      25           -         53
Loans held for sale .................       232      80           -        312
Mortgages held for sale .............       462      28           -        490
Money market investments ............        50      18           -         68
Trading account securities ..........        41      35           -         76
     Total interest income ..........     6,697   6,904           -     13,601
INTEREST EXPENSE ON
Deposits ............................     1,447   1,703           -      3,150
Short-term borrowings ...............       439     171           -        610
Long-term debt ......................       778     315           -      1,093
Guaranteed preferred beneficial
  interest in Wells Fargo
  subordinated debentures ...........         -     101           -        101
     Total interest expense .........     2,664   2,290           -      4,954
     Net interest income ............     4,033   4,614           -      8,647
Provision for credit losses .........       525     615           -      1,140
Net interest income after
        provision for credit losses .     3,508   3,999           -      7,507

NON-INTEREST INCOME
Mortgage banking ....................       876      51           -        927
Trust and investment fees
  and commissions ...................       435     519           -        954
Service charges and fees ............       579   1,168           -      1,747
Credit card fee revenue .............       123     325           -        448
Insurance ...........................       336       -           -        336
Data processing .....................        71       -           -         71
Net investment securities available
  for sale gains ....................        38      20           -         58
Net venture capital gains ...........       191       -           -        191
Trading .............................        79      72           -        151
Other ...............................       234     494           -        728
     Total non-interest income ......     2,962   2,649           -      5,611

NON-INTEREST EXPENSES
Salaries and benefits ...............     2,361   1,715          (8)     4,068
Net occupancy .......................       326     388           -        714
Equipment rentals, depreciation
  and maintenance ...................       341     385          10        736
Business development ................       254     136           -        390
Communication .......................       295     295           -        590
Data processing .....................       168      49           -        217
Intangible asset amortization .......       169     610           -        779
Other ...............................       506     916           -      1,422
     Total non-interest expenses ....     4,420   4,494           2      8,916

                                       8
(continued on page 9)

                    NORWEST CORPORATION AND WELLS FARGO & COMPANY
                  UNAUDITED PRO FORMA COMBINED STATEMENTS OF INCOME
                             YEAR ENDED DECEMBER 31, 1997

(in millions, except for per share amounts)
                                                   WELLS             PRO FORMA
                                         NORWEST   FARGO ADJUSTMENTS  COMBINED
(Continued from page 8)

INCOME BEFORE INCOME TAXES .........      2,050   2,154         (2)     4,202
Income tax expense .................        699     999         (1)     1,697
NET INCOME .........................     $1,351   1,155         (1)     2,505


NET INCOME PER COMMON SHARE
Basic ..............................      $1.78   12.77          -       1.51
Diluted ............................       1.75   12.64          -       1.49

WEIGHTED AVERAGE COMMON AND
POTENTIAL COMMON SHARES
Basic ..............................      750.1    88.4      796.0    1,634.5
Diluted ............................      760.1    89.4      804.4    1,653.9

The accompanying notes are an integral part of the unaudited pro forma combined financial information.

                  NORWEST CORPORATION AND WELLS FARGO & COMPANY
                UNAUDITED PRO FORMA COMBINED STATEMENTS OF INCOME
                      YEAR ENDED DECEMBER 31, 1996

(in millions, except for per share amounts)
                                                  WELLS             PRO FORMA
                                      NORWEST     FARGO ADJUSTMENTS  COMBINED
INTEREST INCOME ON
Loans and leases ...................   $4,302     5,592           -     9,894
Investment securities
  available for sale ...............    1,170       779           -     1,949
Investment securities ..............       36        13           -        49
Loans held for sale ................      254        74           -       328
Mortgages held for sale ............      469        22           -       491
Money market investments ...........       62        33           -        95
Trading account securities .........       25        10           -        35
     Total interest income .........    6,318     6,523           -    12,841

INTEREST EXPENSE ON
Deposits ...........................    1,325     1,586           -     2,911
Short-term borrowings ..............      453       108           -       561
Long-term debt .....................      838       302           -     1,140
Guaranteed preferred beneficial
  interest in Wells Fargo
  subordinated debentures ..........        -         6           -         6
     Total interest expense ........    2,616     2,002           -     4,618
     Net interest income ...........    3,702     4,521           -     8,223
Provision for credit losses ........      395       105           -       500
     Net interest income after
       provision for credit losses .    3,307     4,416           -     7,723

NON-INTEREST INCOME
Mortgage banking ...................      822        26           -       848
Trust and investment fees
  and commissions ..................      360       438           -       798
Service charges and fees ...........      484     1,082           -     1,566
Credit card fee revenue ............      122       228           -       350
Insurance ..........................      280         -           -       280
Data processing ....................       73         -           -        73
Net investment securities
  available for sale
  gains (losses) ...................      (47)       10           -       (37)
Net venture capital gains ..........      256         -           -       256
Trading ............................       35        44           -        79
Other ..............................      180       329           -       509
     Total non-interest income .....    2,565     2,157           -     4,722

NON-INTEREST EXPENSES
Salaries and benefits ..............    2,097     1,866          (8)    3,955
Net occupancy ......................      316       366           -       682
Equipment rentals, depreciation
  and maintenance ..................      328       399          10       737
Business development ...............      228       194           -       422
Communication ......................      285       312           -       597
Data processing ....................      163        55           -       218
Intangible asset amortization.......      162       519           -       681
Other ..............................      511       883           -     1,394
     Total non-interest expenses....    4,090     4,594           2     8,686

                                      10
(continued on page 11)

                   NORWEST CORPORATION AND WELLS FARGO & COMPANY
                 UNAUDITED PRO FORMA COMBINED STATEMENTS OF INCOME
                           YEAR ENDED DECEMBER 31, 1996
(in millions, except for per share amounts)
                                                  WELLS             PRO FORMA
                                      NORWEST     FARGO ADJUSTMENTS  COMBINED
(Continued from page 10)

INCOME BEFORE INCOME TAXES .........     1,782     1,979         (2)    3,759
Income tax expense .................       628       908         (1)    1,535
NET INCOME .........................    $1,154     1,071         (1)    2,224

NET INCOME PER COMMON SHARE
Basic ..............................     $1.55     12.21          -      1.38
Diluted ............................      1.54     12.05          -      1.36

WEIGHTED AVERAGE COMMON AND
POTENTIAL COMMON SHARES
Basic ..............................     731.8      82.2      739.9   1,553.9
Diluted ............................     739.5      83.3      749.5   1,572.3

The accompanying notes are an integral part of the unaudited pro forma combined financial information.

                    NORWEST CORPORATION AND WELLS FARGO & COMPANY
                  UNAUDITED PRO FORMA COMBINED STATEMENTS OF INCOME
                        YEAR ENDED DECEMBER 31, 1995

(in millions, except for per share amounts)
                                                 WELLS              PRO FORMA
                                       NORWEST   FARGO ADJUSTMENTS  COMBINED

INTEREST INCOME ON
Loans and leases ...................    $3,956   3,435          -     7,391
Investment securities
  available for sale ...............     1,065     599          -     1,664
Investment securities ..............        84       3          -        87
Loans held for sale ................       196      31          -       227
Mortgages held for sale ............       366      13          -       379
Money market investments ...........        35       4          -        39
Trading account securities .........        15       -          -        15
     Total interest income .........     5,717   4,085          -     9,802

INTEREST EXPENSE ON
Deposits ...........................     1,156     997          -     2,153
Short-term borrowings ..............       516     231          -       747
Long-term debt .....................       776     203          -       979
Total interest expense .............     2,448   1,431          -     3,879
     Net interest income ...........     3,269   2,654          -     5,923
Provision for credit losses ........       312       -          -       312
     Net interest income after
       provision for credit losses .     2,957   2,654          -     5,611

NON-INTEREST INCOME
Mortgage banking ...................       536      19          -       555
Trust and investment fees
  and commissions ..................       284     274          -       558
Service charges and fees ...........       342     581          -       923
Credit card fee revenue ............       133     160          -       293
Insurance ..........................       225       -          -       225
Data processing ....................        72       -          -        72
Net investment securities gains ....         1       -          -         1
Net investment securities
  available for sale (losses) .....        (45)    (17)         -       (62)
Net venture capital gains ..........       102       -          -       102
Trading ............................        40      27          -        67
Other ..............................       158     255          -       413
     Total non-interest income .....     1,848   1,299          -     3,147

NON-INTEREST EXPENSES
Salaries and benefits ..............     1,745     995         (8)    2,732
Net occupancy ......................       254     211          -       465
Equipment rentals, depreciation
  and maintenance ..................       273     193         10       476
Business development ...............       172     109          -       281
Communication ......................       225     147          -       372
Data processing ....................       136      11          -       147
Intangible asset amortization ......       125      88          -       213
Other ..............................       452     422          -       874
     Total non-interest expenses ...     3,382   2,176          2     5,560



                                      12
(continued on page 13)

                    NORWEST CORPORATION AND WELLS FARGO & COMPANY
                  UNAUDITED PRO FORMA COMBINED STATEMENTS OF INCOME
                        YEAR ENDED DECEMBER 31, 1995

(in millions, except for per share amounts)
                                                 WELLS             PRO FORMA
                                       NORWEST   FARGO ADJUSTMENTS  COMBINED
(Continued from page 12)

INCOME BEFORE INCOME TAXES .........     1,423   1,777          (2)    3,198
Income tax expense .................       467     745          (1)    1,211
NET INCOME .........................    $  956   1,032          (1)    1,987

NET INCOME PER COMMON SHARE
Basic ..............................     $1.39   20.37           -      1.67
Diluted ............................      1.36   20.06           -      1.63

WEIGHTED AVERAGE COMMON AND
POTENTIAL COMMON SHARES
Basic ..............................     658.4    48.6       437.5   1,144.5
Diluted ............................     680.2    49.4       444.1   1,173.7

The accompanying notes are an integral part of the unaudited pro forma combined financial information.

                            NORWEST CORPORATION
                         AND WELLS FARGO & COMPANY


          Notes to Unaudited Pro Forma Condensed Financial Information

1. Basis of Presentation
The unaudited pro forma condensed financial information has been prepared using the pooling of interests method of accounting, giving effect to the Merger as if it had occurred as of the beginning of the earliest period presented. The pro forma financial information presented is not necessarily indicative of the results of operations had the Merger been consummated at the beginning of the periods presented, nor is it necessarily indicative of the results of operations in future periods or the future financial position of the combined entities. Certain historical financial information has been reclassified to conform with the current presentation. The Merger, which is expected to be completed in the fourth quarter of 1998, provides for issuance of ten shares of Norwest common stock for each outstanding share of Wells Fargo common stock, and is subject to regulatory and Norwest stockholder and Wells Fargo stockholder approval. At March 31, 1998, Norwest had eight pending acquisitions (exclusive of the Merger) with total assets of approximately $2.0 billion, and it is expected that cash of approximately $86.4 million and approximately 11.0 million common shares will be issued upon consummation of these acquisitions. The pro forma information does not give effect to such other pending acquisitions of Norwest as they are not material to the pro forma condensed financial information, either individually or in the aggregate. Norwest and Wells Fargo anticipate that, in order to comply with DOJ merger guidelines, the companies will be requested to sell a modest level of deposits. In this connection, the companies expect to propose divestitures in various markets. The impact of such divestitures is not expected to be material and no adjustment has been included in the unaudited pro forma combined financial statements for the anticipated divestitures.

2. Accounting Policies and Financial Statement Classifications
Norwest and Wells Fargo have identified and conformed certain accounting policies, and as described below in Note (4), the accompanying pro forma financial information reflects such conforming accounting adjustments. The accounting policies of both Norwest and Wells Fargo are in the process of being reviewed in detail. Upon completion of such review, other conforming adjustments or financial statement reclassifications may be determined. At March 31, 1998, Wells Fargo goodwill and intangibles amounted to $8.8 billion, and Norwest goodwill and intangibles amounted to $1.1 billion. In conjunction with the Merger and recent financial projections, management is currently in the process of assessing such intangibles for impairment. Transactions between Norwest and Wells Fargo are not material in relation to the pro forma financial information and therefore intercompany balances have not been eliminated from the pro forma combined amounts.

3. Non-recurring Merger Charge
Pro forma stockholders' equity includes the effect of an estimated non-recurring charge of approximately $950 million, $625 million net of income taxes. Since the estimated charge is non-recurring, it has not been reflected in the pro forma combined condensed statements of income and related per common share calculations.


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The estimated non-recurring charge consists of the following (in millions):
Employee-related expense ......................................... $295
Costs associated with systems integration,
operations and customer conversions ..............................  350
Branch consolidations, name change and signage ...................  185
Investment banking, legal and accounting fees ....................  120
                                                                    950
Income tax benefit ...............................................  325
Total estimated non-recurring charge ............................. $625


   The pro forma condensed combined financial information does not reflect any benefit expected from revenue enhancements or derived from potential cost savings related to the Merger. Although management anticipates revenue enhancements and cost savings will result from the Merger, there can be no assurance these items will be achieved.


4. Pro Forma Adjustments
The following pro forma adjustments have been reflected in the pro forma condensed combined financial information:

 - Common stock and surplus were adjusted by $995 million, based on 85.3 million shares of Wells Fargo common stock outstanding at March 31, 1998, reflecting the exchange of 10 shares of Norwest common stock for each share of Wells Fargo common stock, and accounting for the Merger as a pooling of interests. The adjustment reflects the reclassification from surplus to common stock to reflect the $1 2/3 par value of Norwest common stock. The number of shares of Norwest common stock to be issued upon consummation of the Merger will be based on the number of shares of Wells Fargo common stock outstanding at that time and will include approximately 2.7 million "tainted" shares of Wells Fargo common stock that Wells Fargo intends to issue prior to the Merger. From June 1, 1996 to the announcement date of the Merger, Wells Fargo repurchased shares of Wells Fargo common stock that are presumed to be tainted under Accounting Principles Board (APB) Opinion No. 16 and authoritative interpretations thereof. These tainted shares may be deemed to result in certain conditions to the use of pooling of interests accounting for the Merger not being met. Wells Fargo intends to cure such "tainted" shares prior to the Effective Time by issuing shares of Wells Fargo common stock in a manner that complies with the requirements of APB Opinion No. 16 and authoritative interpretations thereof.

 - Other liabilities and retained earnings were adjusted by $950 million ($625 million net of income taxes), to reflect the non-recurring Merger charge discussed in Note (3).


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

 - Other liabilities and retained earnings have been adjusted by $153 million before taxes reflecting the transition obligation for the Wells Fargo postretirement medical and life insurance benefits upon initial adoption of Statement of Financial Accounting Standards No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions" (FAS 106) at the beginning of 1992. Norwest adopted FAS 106 in 1992 and immediately recognized the accumulated postretirement benefit obligations at the time of adoption as a cumulative effect of change in accounting principle. Salaries and benefits expense has been reduced to eliminate the annual charge of $8 million related to the amortization of the Wells Fargo transition obligations.

 - Premises and equipment and retained earnings have been adjusted by $105 million before taxes reflecting the conforming of capitalization policies for premises and equipment. Equipment expense has been adjusted by $3 million for each of the quarters ended March 31, 1998 and 1997, respectively, and by $10 million for each of the years ended December 31, 1997, 1996 and 1995, reflecting adjustments for capitalization of such items, offset by related depreciation previously recorded.




Exhibits

The following exhibits are filed or incorporated by reference in response to
Item 601 of Regulation S-K.

Exhibit No.           Exhibit

   23.        Consent of KPMG Peat Marwick LLP.

   99(a).     Wells Fargo & Company audited consolidated financial statements as of December 31, 1997 and 1996 and for the three-year period ended December 31, 1997 (incorporated by reference to Item 8 of the Wells Fargo & Company Annual Report on Form 10-K for the year ended December 31, 1997).

   99(b).     Wells Fargo & Company unaudited consolidated financial
                 statements as of March 31, 1998 and for the three months ended March 31, 1998 and 1997 (incorporated by reference to Item 1 of the Wells Fargo & Company Quarterly Report on Form 10-Q for the quarter ended March 31, 1998).


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                                          SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             NORWEST CORPORATION



August 5, 1998                                By /s/ Michael A. Graf
                                                 Senior Vice President
                                                   and Controller
                                                 (Principal Accounting Officer)




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